1998 Annual Report
Berwyn Income Fund



	February 21, 1999

Dear Berwyn Income Fund Shareholder:

The annual total return to Berwyn Income Fund (BIF) shareholders was negative 4.57 percent for 1998 versus a gain of 13.4 percent for 1997. BIF suffered a moderate drop in net asset value, yet continued to provide a strong stream of income. The net asset value per share decreased from $12.51 on December 31,1997 to $10.72 on December 31, 1998. Shareholders received distributions totaling $1.25 during the year. Of this total, $0.82 is net investment income, $0.25 is from long-term capital gains and $0.18 is a return of capital. As a result of our annual audit, this distribution breakdown differs from that mentioned in our fourth quarter report. A revised Form 1099 will be mailed to you promptly.

The total returns for the Salomon Smith Barney Broad Investment Grade Bond (SBBIG) and High Yield Composite Indices (SBHYC) were 8.72 percent and 3.98 percent, respectively. The Lipper Income Fund Index
(LII), an index of income-oriented mutual funds, produced a total return of 8.12 percent for the year. The graphs on page 4 show the BIF's performance relative to its benchmarks. While this year we fell short of our benchmarks, the record shows a history of competitive returns with low market volatility.

In the fourth quarter report, we discussed the impact of the Asian, Russian and Latin American currency crises on our financial markets. During the year, the financial markets discounted the deflationary effects of the crises and the potential for global recession. Reflecting these concerns, the domestic credit markets reacted negatively. Fearful investors rushed into U.S. Treasuries and, on a relative basis, the prices of other fixed income securities fell in approximate correlation with their credit quality. The result was historically high credit risk spreads. The Federal Reserve Board stepped in to restore confidence to the markets early in October. The credit spread widening between investment grade corporate bonds and the ten-year U.S. Treasury is shown below.

Moody's Baa Corporate Bond Yield Less Ten-Year U.S.
Treasury Yield













Source:  Federal Reserve: Bear, Stearns & Co. Inc.

In the first half of 1998, changes were made to the portfolio in response to the developing crises in Asia. Firstly, the percentage of corporate bonds was increased and the overall credit quality upgraded. At mid-year over thirty percent of the portfolio was comprised of investment-grade fixed income securities. Secondly, the amount of common stock was reduced. Stock in companies particularly vulnerable to an economic slowdown were scaled back.

In the latter part of the year, when the flight to quality reached an extreme in the bond market, profits were taken in U.S. Treasury bonds. The price of the 30 year Treasury is now about 9.5 percent below the high reached in October. The prices of the lesser quality bonds in the portfolio, which decreased as risk spreads widened, have only partially rebounded at this time. However, there were no bond defaults during the year and the income stream remains strong. At year end, the 30 day SEC yield was 8.68 percent.

Within the domestic equity markets there was a dichotomy between the strong performance of the large capitalization growth stocks, which dominate the S&P 500, and most other stocks. For instance, on the NASDAQ only 1,690 stocks rose in price compared to 3,351 which declined. Most of the mutual funds in the LII benefited from significant exposure to the stocks which comprise the S&P 500. We believe that the top-tier of S&P 500 stocks is overvalued by a wide margin, representing significant risk to their owners. Within BIF's portfolio positive contributions were made by large cap consumer cyclicals, such as GM and Ford, as well as large cap utilities, such as Philadelphia Electric and Montana Power. Overall, the equity portion of the portfolio was a drag in part due to its exposure to small cap stocks. Investments in basic materials, oil and gas and capital goods also served to weaken the return. The emphasis we have placed in these sectors has been premature. We continue to closely monitor them regarding potential risks and opportunities.

The composition of BIF by asset class as of December 31, 1998 is as follows:

	Dividend-paying commn stocks	19.23%
	Corporate bonds	39.83
	Convertible bonds	24.73
	Convertible preferred stocks	14.95
	Preferred stocks 	4.91
	Cash	(3.64)

The average weighted maturity of the bonds in the portfolio is 13.2 years. The duration of the bonds is 5.8 years. The credit quality of the bonds, constituting 64.6 percent of the portfolio, is as follows:

	A	7.62%
	BBB	15.12
	BB	5.81
	B	20.87
	CCC	1.74
	NR	13.44

The five sectors of the economy with the largest representation at year end were:

	Basic Materials	23.9%
	Energy	13.5
	Capital Goods	11.6
	Consumer Cyclical	10.9
	Technology	10.0

BIF's ten largest holdings at year end are listed below:

	Company	Security	Percent

	Georgia Pacific	7.25% due 6/1/28	3.60
	IMC Global Inc.	7.30% due 1/15/28	3.63
	Occidential USA	7.00% due 4/15/11	3.32
	PECO Energy	7.38% due 4/6/28	3.87
	Whitakker Cop.	7.00% due 5/1/05	3.09
	Dixie Group	7.00 % due 5/15/12	2.66
	AK Steel		Common Stock	2.49
	Cyprus Amax	7.375% due 5/15/07	2.47
	Drug Emporium	7.75% due 10/1/14	2.44
	Xerox 		8.00% due 2/1/27	2.35

We believe the long-term outlook for U.S. Treasuries and investment-grade corporate bonds is positive since inflation has been contained. Furthermore, deflationary pressures around the globe continue strong. With the recent strength in the S&P 500, bonds have become relatively more attractive. However, in the near term, the U.S. economy remains strong implying some upward pressure on interest rates. Therefore, emphasis will be placed on shorter maturities for new bond purchases.

At year end, the total net assets in BIF were $103 million. The expense ratio was 0.66.

In 1998 the convictions of staunch value investors, such as ourselves, were challenged. Most investors who exercise a value style were disappointed. A strong value discipline guides one away from areas of speculation, a prerequisite for preserving capital over the long term. Our historical performance record shows this philosophy has served us well over the years. Despite the outsized performance of the large cap growth stocks and, more recently, anything related to the Internet, we do not intend to stray from our value philosophy regarding security selection.

Very truly yours,



Edward A. Killen						Robert E.
Killen
Portfolio Manager						President


Long Term Fund Performance* (12/31/98)
(Average Annual Compounded Return)

Fund		1 year		5 years
	10 years
	BIF	 -4.57%	 8.13%	11.20%

BIF's SEC yield as of 12/31/98:  8.68%

*Past performance is not a guarantee of future results.

Note:

Returns for BIF are net of all advisory and commission charges. The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost






	*Index Inception Date January 1989

	Note:	LII consists of ten funds with investment objectives similar to those of BIF.  BIF is
       		precluded from making new investments in common stocks
once common stocks
		comprise 30% of the Fund's assets.  This restriction does not necessary apply to other
		funds in LII.  The graph is based on an initial investment of
$10,000 with distributions
		being reinvested.

BERWYN INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


NOTE 1 - ORGANIZATION

Berwyn Income Fund, Inc. (the "Fund"), is registered under the
Investment Company Act of 1940, as amended, as a diversified open-end management company and incorporated under the laws of the Commonwealth of Pennsylvania. The Fund's investment objective is to provide investors with current income while seeking to preserve capital.

Certain of the Fund's investments are in corporate debt instruments; the issuers' ability to meet these obligations may be affected by economic developments in their respective industries.


NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

Distributions to Shareholders: Dividends from net investment income are paid quarterly to the shareholders. Distributions of net realized capital gains, if any, are paid at least annually to the shareholders. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise. At December 31, 1998, the Fund increased undistributed realized gains and decreased undistributed net investment income by $18,279.

Repurchase Agreements: The Fund invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of the collateral be sufficient to cover principal and interest in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
	     TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of .50% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, and the Directors and Officers of the Fund, together with their families, owned 149,394 shares of the Fund at December 31, 1998. Certain Directors and Officers of the Fund are also Directors and Officers of the Investment Adviser.

During the year ended December 31, 1998, the Fund paid $185,897 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.


NOTE 4 - SECURITY TRANSACTIONS

During the year ended December 31, 1998, the Fund made purchases of $44,385,499 and sales of $97,795,191 of investment securities other than short-term securities and U.S. Government securities and purchases of $3,222,351 and sales of $6,200,200 of long term U.S. Government securities.

Cost of securities owned at December 31, 1998 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At December 31, 1998, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $12,273,757 of which $4,256,391 related to appreciated securities and $16,530,148 related to depreciated securities.


NOTE 5 - CHANGE IN ACCOUNTING PRINCIPLES

Effective January 1, 1998, the Fund began to amortize premiums and accrete discounts to interest income over the life of the bonds. In adopting the new accounting principle, the Fund increased the cost of investments at January 1, 1998 by $3,225,781. In addition, at January 1, 1998, the Fund increased undistributed net investment income and decreased unrealized appreciation by the same amount.

The effect of adopting this new principle on current year activity was to record an additional $468,662 of net investment income and an equally lower change in unrealized appreciation. In addition, 1998 realized gains were decreased by $148,878 as a result of adopting this principle.

Berwyn Income Fund, Inc.

Annual Shareholders Meeting


The Fund's Annual Meeting of Shareholders was held on March 27, 1998. Shareholders re-elected Anthony N. Carrelli, Denis P. Conlon, Edward
A. Killen II, Robert E. Killen, and William H. Vonier as Directors, approved the renewal of the Investment Advisory Agreement between the Fund and The Killen Group, Inc., and ratified the appointment of Price Waterhouse LLP, which effective July 1, 1998 became PricewaterhouseCoopers LLP, as the Fund's independent accountants.
The resulting vote count for each proposal is indicated below.

1.	Election of Directors:

		Robert E. Killen	Denis P. Conlon	Anthony N.
Carrelli	Edward A. Killen	William H. Vonier

		For:	7,081,694	7,087,612	7,087,846	7,094,598	7,094,598
	Withheld:	169,001	163,083	162,849	156,097	156,097
	Abstain:

2.	Approval of the Investment Advisory Agreement with The Killen
Group, Inc.:

		For:	7,046,669
		Against	69,700
		Abstain:	134,325

3.	Ratification of appointment of Price Waterhouse LLP as the Fund's independent accountants:

		For:	7,110,565
		Against:	41,183
		Abstain:	98,946

4.	Amendment of Articles of Incorporation to increase the number of authorized shares:

	For:	6,693,650
	Against:	317,674
	Abstain:	239,369

5.	Amendment of the fundamental investment restriction and Bylaws of the Fund to permit the purchase and sale of Rule 144A Securities:

	For:	5,319,855
	Against	415,831
	Abstain:	253,859
	Broker Non-Vote:	1,261,150

BERWYN INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998



Assets:
Investments in Securities, at Value	$107,398,965
    (Cost $119,623,972) (Note 2)
Receivables:
        Interest			1,347,656
        Dividends			149,075
        Receivable for Securities Sold		       871,227
		Total Assets		109,766,923


Liabilities:
Payable to Custodian		5,807,582
Payable for Investment Securities Purchased		166,724
Investment Advisory Fee Payable		97,785
Accrued Expenses		         71,262
		Total Liabilities		   6,143,353


Net Assets:  (1)
Applicable to 9,667,250 Shares Outstanding of
    Common Stock, $1.00 Par Value
    (Authorized 100,000,000 Shares Outstanding)	$103,623,570


Net Asset Value, Offering Price and Redemption
    Price Per Share ($103,623,570/9,667,250
	    Shares Outstanding)	$           10.72


(1)	On December 31, 1998 Net Assets consisted of the following:
	Common Stock, Par Value $1.00 Per Share	$	9,667,250
	Paid-in Capital		104,019,057
	Undistributed Net Investment Income		2,162,270
	Net Unrealized Depreciation of Investment Securities		 (12,225,007)
				$103,623,570





The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998



Investment Income:
	Interest	$7,239,527
	Dividends	3,687,504

	Total Investment Income		$10,927,031

Expenses:
	Investment Advisory Fee (Note 3)	789,024
	Transfer Agent Fees	48,679
	Custodian Fees	27,885
	Professional Fees	34,564
	Registration Fees	27,339
	Directors' Fees	3,272
	Printing Expenses	64,888
	Office Expenses	20,954
	Insurance	5,443
	Taxes (Other than Income Tax)	      11,738

		Total Expenses		  1,033,786

		Net Investment Income		  9,893,245


Realized and Unrealized Gain on Investments:
	Net Realized Gain from Sales of Investment Securities		1,420,002
	Net Change in Unrealized Depreciation on
		Investment Securities		(18,017,738)

	Net Realized and Unrealized Loss on Investments 		(16,597,736)

Net Decrease in Net Assets Resulting from Operations		$ (6,704,491)









The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND,  INC.
STATEMENT OF CHANGES IN NET ASSETS


			         Year
Ended	     Year Ended

12/31/98
12/31/97
Increase (Decrease) in Net Assets
	from Investment Activities:
	Net Investment Income	$    9,893,245		$    9,923,818
	Net Realized Gain from Sales of
		Investment Securities	1,420,002		8,770,212
	Change in Unrealized Appreciation of
		Investment Securities	 (18,017,738)		1,268,334

			Net Increase (Decrease) in Net Assets
				Resulting from Operations	   (6,704,491)		  19,962,364

Distributions to Shareholders:
	From Net Investment Income	(11,243,348)		(9,850,406)
	From Net Realized Gains from Sales of Securities	   (1,481,648)		  (8,787,456)
	From Capital	  (2,062,237)		         -

			Total Distributions	 (14,787,233)		(18,637,862)

Capital Share Transactions:  (1)
	Net Proceeds from Sales of Shares	38,418,807		65,409,414
	Cost of Shares Redeemed	(105,827,066)		(37,836,437)
	Distributions Reinvested	   11,699,788		  14,760,234

			Net Increase (Decrease) in Net Assets
				from Capital Share Transactions	 (55,708,471)		  42,333,211
			Total Increase (Decrease) in Net Assets	(77,200,195)		43,657,713

Net Assets:
	Beginning of Year	180,823,765		137,166,052

	End of Year (Including Undistributed Net
		Investment Income of $2,162,270 and
		$3,512,373, respectively)	$103,623,570		$180,823,765

(1)	Shares Issued and Redeemed:
	Shares Sold	3,139,460		5,085,767
	Shares Redeemed	(8,937,920)		(2,950,791)
	Shares Reinvested	     1,012,587		    1,172,013

					  (4,785,873)			    3,306,989

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



YEAR ENDED

12/31/98(1)	12/31/97	12/31/96	12/31/95	12/31/94

Net Asset Value, Beginning of Year	$12.51	$12.31	$11.95	$10.75	$11.63
			_______	_______	_______	_______	_______
Income from Investment Operations:
	Net Investment Income	0.90	0.77	0.76	0.73	0.73
	Net Realized and Unrealized Gains
		(Losses) on Securities	(1.44)	0.84	0.87	1.48	(0.85)
			_______	_______	_______	_______	_______

		Total from Investment Operations	(0.54)	1.61	1.63	2.21	(0.12)
			_______	_______	_______	_______	_______

Less Distributions:
	From Net Investment Income	(0.92)	(0.77)	(0.80)	(0.70)	(0.73)
	From Net Realized Gains	(0.15)	(0.64)	(0.47)	(0.31)	(0.03)
	From Capital	(0.18)	(0.00)	(0.00)	(0.00)	(0.00)
			_______	_______	_______	_______	______
		Total Distributions	(1.25)	(1.41)	(1.27)	(1.01)	(0.76)
			_______	_______	_______	_______	______

Net Asset Value, End of Year	$10.72	$12.51	$12.31	$11.95	$10.75


		Total Return	(4.57%)	13.36%	13.99%	21.0%	(1.10%)


Ratios/Supplemental Data:
Net Assets, End of Period (000)	$103,624	$180,823	$137,166	$119,552	$55,825

Ratio of Expenses to Average Net Assets	0.66%	0.65%	0.68%	0.73%	0.93%
Ratio of Net Investment Income to
	Average Net Assets	6.27%	6.15%	6.35%	6.78%	7.20%
Portfolio Turnover Rate	31%	53%	38%	39%	30%





(1) Effect of change in accounting principle (see Note 5) is to increase per share net income by $0.04 and ratio of net investment income to average net assets by 0.3%.

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND, INC.

STATEMENT OF INVESTMENTS
DECEMBER 31, 1998


Number of
    Shares    	                      COMMON STOCKS  -
18.8%                    	         Value*

		BANKING -
0.2%
	8,500	First Essex Bancorp	$   149,813

		COMMERCIAL PRINTING -
1.1%
	48,248	Courier Corp.	1,145,890

		DIVERSIFIED MANUFACTURING - 0.7%

	48,551	LindbergCorp.		436,959
	35,400	Synalloy Corp.	   314,175
				   751,134
		FOREST & PAPER PRODUCTS - 0.5%

	13,100	Greif Brothers Corp.	381,538
	3,050,148	Repap Enterprises +	   167,758
			   549,296
		INSURANCE -
0.4%
	8,500	Chicago Title Corp.	   398,969

		MANUFACTURED HOUSING - 0.9%

	59,800	Patrick Industries		   919,425

		MACHINERY MANUFACTURER - 0.2%

	12,500	Hardinge, Inc.		   229,688

		METALS & MINING INDUSTRY - 2.5%

	15,000	Cleveland-Cliffs Inc.		604,687
	122,416	Impala Platinum		1,664,784
	19,000	Kaiser Aluminum		92,625
	19,000	Placer Domer Inc.		   218,500
				2,580,596
		OIL & GAS EXPLORATION & PRODUCTION - 3.4%
	17,500	Berry Petroleum		248,281
	39,710	Louis Dreyfus Natural Gas		565,868
	18,640	Occidental Petroleum		314,550
	283,811	Ranger Oil Ltd.		1,259,411
	32,180	Sun Co. Inc.		1,160,491
				3,548,601

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND, INC.
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares    	                   COMMON STOCKS
(Continued)                     	         Value*

		OIL REFINING -
0.3%
	13,315	Ultramar Diamond Shamrock	$     322,889

		REAL ESTATE INVESTMENT TRUST -
3.1%
	31,500	Hospitality Property Trust	759,937
	14,500	Mid-America Apts.	328,969
	6,000	First Industsrial Realty Trust	160,875
	124,200	Town & Country Trust	  1,994,963
			  3,244,744
		STEEL & STEEL PRODUCTS -
2.5%
	110,314	AK Steel Holding Corp.	  2,592,379

		TEXTILE INDUSTRY -
0.6%
	27,000	Culp Inc.	212,625
	55,902	Dixie Group	     433,240
			     645,865
		TRANSPORTATION INDUSTRY -
1.1%
	130,900	Anangel-American Shipholding - SP  ADR	662,681
	47,300	Stolt-Nielsen S.A.	     467,088
			  1,129,769
		UTILITIES -
1.3%
	30,200	Otter Tail Power Co.	1,204,225
	2,900	PP&L Resources Inc.	       80,837
			  1,285,062

TOTAL COMMON STOCKS (Cost $20,739,442)	19,494,120


		                     PREFERRED STOCKS  -
19.8%

		BANKING - 1.5%
	52,620	Astoria Financial  PFD B		  1,578,600

		CHEMICAL INDUSTRY -
1.0%
	35,000	LSB  PFD C  CV			  1,076,250




The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND, INC.
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares    	                PREFERRED STOCKS (Continued)
            	       Value*

		FOOD PROCESSING - 1.0%
	30,500	Chiquita Brands International  PFD  Series A  CV			$  1,071,312

		METALS & MINING INDUSTRY - 6.6%
	27,600	Battle Mountain Gold Co.  PFD  CV $325	1,031,550
	44,470	Cyprus Amax Minerals  PFD  CV	1,573,126
	84,400	Freeport McMoran Copper & Gold  PFD A  CV  0.05 SH	1,255,450
	43,900	Freeport McMoran Copper & Gold  PFD C  DP  Gold II	537,775
	42,600	Freeport McMoran Copper & Gold  PFD D	500,550
	41,500	Hecla Mining  PFD B  CV	1,577,000
	21,021	Westmoreland Coal  PFD  Series A  CV**	     357,357
					  6,832,808
		OIL & GAS EXPLORATION  & PRODUCTION - 3.0%
	70,335	Callon Petro Co.  PFD A  CV			1,925,421
	261,800	Gulf Canada Resources  PFD			409,062
	21,500	Western Gas Resources, Inc.  PFD  CV			     786,094
				  3,120,577
		OIL REFINING -
0.2%
	9,800	UDS Capital		     246,837

		REAL ESTATE INVESTMENT TRUST - 1.8%
	27,300	First Industrial Realty  PFD A		685,912
	46,000	Mid America Apt. Communities  PFD A		  1,127,000
				  1,812,912
		STEEL & STEEL PRODUCTION -
3.5%
	49,567	Bethlehem Steel Corp.  3.5%  PFD  CV			1,840,175
	38,300	USX Marathon Group, Inc.  6.5%  PFD  CV			  1,773,769
					  3,613,944
		TRANSPORTATION INDUSTRY -
1.2%
	38,550	Greyhound Lines Inc.  8.5%  PFD  CV  			  1,219,144

TOTAL PREFERRED STOCKS  (Cost $25,233,766)		20,572,384








The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND, INC.
STATEMENT OF INVESTMENTS (Continued)


      Face
   Amount	                    CORPORATE BONDS  -
64.6%                  	     Value*

		AIRCRAFT & AEROSPACE -
4.1%
	$1,041,000	Sequa Corp.  9.375%  12/15/03	$1,068,326
	3,000,000	Whittaker Corp.  7%  05/01/05	3,210,000
			4,278,326
		AUTO & AUTOMOTIVE PARTS - 3.6%

	2,000,000	Ford  6.375%  11/05/08	2,090,000
	1,520,000	General Motors  7.40%  09/01/25	1,687,714
			3,777,714
		BANKING - 2.1%

	2,000,000	Chase Manhattan  7.125%  02/01/07 	2,164,270

		CHEMICAL INDUSTRY - 3.6%

	4,130,000	IMC Global Inc.  7.30%  01/15/28	3,776,720

		COMPUTER & PERIPHERAL - 5.6%

	3,329,000	Cray Research Inc.  6.125%  CV  02/01/11	2,413,525
	2,300,000	Inacom Corp.  4.5%  11/01/04  CV	1,995,250
	250,000	Inacom Corp.  6%  06/15/06  CV	231,250
	1,750,000	Integrated Devices  5.50%  CV  06/01/02	1,198,750
			5,838,775
		DRUGSTORE -
2.5%
	3,057,000	Drug Emporium, Inc.  7.75%  CV  10/01/14	2,537,310

		ELECTRONICS -
6.2%
	1,473,000	Kollmorgen Corp.  8.75%  CV  05/01/09	1,513,508
	2,750,000	Reptron Electronic  6.75%  CV  08/01/04	1,361,250
	1,215,000	Richey Electronics  7%  CV  03/01/06	1,196,775
	2,520,000	Trans-Lux Corp.  7.5%  CV  12/01/06	2,365,650
				6,437,183
		FOREST & PAPER PRODUCTS -
5.0%
	980,000	Boise Cascade  7.35%  02/01/16	887,468
	3,750,000	Georgia Pacific  7.25%  06/01/28	3,738,139
	737,000	Stone Container Corp.  6.75%  CV  02/15/07	   596,970
			5,222,577
		MACHINERY MANUFACTURING - 1.2%

	1,250,000	Robbins & Myers  6.5%  CV  09/01/03	1,201,563




The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND, INC.
STATEMENT OF INVESTMENTS (Continued)


      Face
   Amount		                   CORPORATE BONDS
(Continued)                              Value*

		METALS & MINING -
4.2%
$	500,000	Campbell Resources Inc.  7.5%  CV  07/20/04	$   239,375
	2,500,000	Cyprus Amax Minerals Co.  7.375%  05/15/07	2,572,108
	1,600,000	Homestake Mining  5.50%  06/23/00  CV	1,532,000
			4,343,483
		OFFICE EQUIPMENT -
2.4%
	2,250,000	XEROX Corp.  8%  02/01/27	2,442,433

		OIL & GAS -
7.0%
	1,500,000	Ashland Oil, Inc.  8.23%  02/26/07	1,681,365
	1,500,000	Crown Central Petroleum  10.875%  02/01/05	1,440,000
	700,000	Gulf Canada Resources Ltd.  9.625%  07/01/05	698,250
	3,200,000	OXY USA  7%  04/15/11	3,451,014
			7,270,629
		OIL & GAS EXPLORATION & PRODUCTION - 1.4%
	2,050,000	Swift Energy  6.25%  CV  11/15/06	1,450,375

		RETAIL INDUSTRY -
2.3%
	2,524,000	Dairy Mart Stores  10.25%  03/15/04	2,397,800

		TELECOMMUNICATIONS INDUSTRY - 0.8%
	750,000	GTE  7.51%  04/01/09	   860,967

		TEXTILE -
2.7%
	3,741,000	Dixie Group, Inc.  7%  CV  05/05/12	2,768,340

		TOBACCO -
2.2%
	3,079,000	Standard Commercial Corp.  7.25%  CV  03/31/07	2,247,670

		TRANSPORTATION -
1.9%
	919,000	Builders Transport, Inc.  8%  CV  08/15/05 ++	179,205
	1,365,000	Transportacion Maritima Mexicana SA  10%  11/15/06	1,155,131
	2,200,000	World Airways, Inc.  8%  CV  08/26/04	   594,000
			1,928,336






The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND, INC.
STATEMENT OF INVESTMENTS (Continued)


      Face
   Amount		                   CORPORATE BONDS
(Continued)                              Value*

		UTILITY -
5.8%

	$1,253,000	American & Foreign Power  5%  03/01/30	$       873,967
	4,000,000	PECO Energy Cap Trust  7.38%  04/06/28	4,023,300
	1,000,000	Consolidated Edison  6.25%  02/01/08	    1,054,060
				    5,951,327

TOTAL CORPORATE BONDS (Cost $73,012,547)	  66,895,798


Number of
   Shares
 WARRANTS - 0%
	6,000	IMC Global, Inc.		           4,125

TOTAL WARRANTS (Cost $21,336)		            4,125


			            CLOSED-END MUTUAL FUNDS -
0.4%
	15,000	ASA Limited		233,438
	8,800	Castle Convertible Fund		        199,100
					        432,538

TOTAL CLOSED-END MUTUAL FUNDS (Cost $616,971)		        432,538

TOTAL INVESTMENTS (Cost $119,623,972) - 103.6%	107,398,965

OTHER LIABILITIES IN EXCESS OF ASSETS - (3.6%)	  (3,775,395)

NET ASSETS - 100%	$103,623,570

__________________________________________
	*	See Note 2 to the Financial Statements.
	**	Considered to be an affiliate under the Investment Company Act of 1940
	+	Non-Income Producing Security
	++	Non-Income Producing Security in default of interest payments
	ADR	American Depositary Receipt
	CV	Convertible Security
	PFD	Preferred Stock
	SP	Sponsored

The accompanying notes are an integral part of these financial statements.

PricewaterhouseCoopers




Report to Independent Accountants


To the Board of Directors and Shareholders of Berwyn Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berwyn Income Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As discussed in Note 5 to the financial statements, the Fund changed its method of accounting for discounts and premiums on investment securities in 1998.




PricewaterhouseCoopers LLP
February 12, 1999